UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 30, 2007
BROOKS AUTOMATION, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

0-25434	04-3040660

(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (978) 262-2400.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
     On March 30, 2007, Brooks Automation, Inc., a Delaware corporation (the “Company”), completed the sale of its software division, Brooks Software, to Applied Materials, Inc., a Delaware corporation (“Applied”) for $125 million in cash consideration and the assumption of certain liabilities related to Brooks Software. Brooks Software is a provider of real-time applications for greater efficiency and productivity in collaborative, complex manufacturing environments. The Company transferred to Applied substantially all of its assets primarily related to Brooks Software, including the stock of several subsidiaries engaged only in the business of Brooks Software, and Applied assumed certain liabilities related to Brooks Software. A portion of the cash consideration was placed in escrow to secure certain indemnification obligations of the Company and certain potential tax withholding obligations. In addition, the cash consideration is subject to a post-closing adjustment based on the net asset value of certain assets and liabilities transferred.
     The sale was consummated pursuant to the terms of an Asset Purchase Agreement dated as of November 3, 2006 by and between the Company and Applied (the “Purchase Agreement”). Applied is among the Company’s largest customers for tool automation products. The purchase price for Brooks Software was determined by arm’s-length negotiations between the Company and Applied.
     The foregoing description of the sale transaction and of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K, which Exhibit is incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “Commission”) on November 9, 2006.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     In connection with the Company’s disposition of the Brooks Software Division, the President of the Brooks Software Division, Joseph Bellini, has resigned from the Company, effective March 30, 2007.
Item 9.01 Financial Statements and Exhibits
(b)	Pro Forma Financial Information
Unaudited Pro Forma Consolidated Balance Sheets as of December 31, 2006
Unaudited Pro Forma Consolidated Statements of Operations for the Year Ended September 30, 2006
Unaudited Pro Forma Consolidated Statements of Operations for the Year Ended September 30, 2005
Unaudited Pro Forma Consolidated Statements of Operations for the Year Ended September 30, 2004
Notes to Unaudited Consolidated Financial Statements
PRO FORMA FINANCIAL INFORMATION
     The unaudited pro forma financial information is filed as part of this Current Report on Form 8-K to reflect the disposition by the Company of its software division. As reported in Item 2.01 above, on March 30, 2007, the Company completed the sale of Brooks Software to Applied Materials, Inc. for $125 million in cash, subject to adjustment.
     Brooks Software has historically been a separate reportable segment of the Company and, accordingly, the sale of Brooks Software meets the criteria for presentation as a discontinued operation or segment of a business under the provisions of Financial Accounting Standards Board No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. The Company presented the operating results of Brooks Software as discontinued operations in its financial statements beginning with its Quarterly Report on Form 10-Q for the quarter ended December 31, 2006.
     The following unaudited pro forma consolidated financial information reflects the pro forma impact of the sale of Brooks Software on the Company’s financial position and results of operations for the historical periods presented. The unaudited pro forma consolidated balance sheet is presented as of December 31, 2006 and reflects the historical financial position of the Company with pro forma adjustments to reflect the disposition of Brooks Software as if the sale had been consummated on that date. The unaudited pro forma consolidated statements of operations are presented for the years ended September 30, 2006, 2005 and 2004, and reflect the Company’s historical results of operations with pro forma adjustments to reflect the disposition of Brooks Software as if the sale had been consummated at October 1, 2003. Certain management assumptions are described in the accompanying notes to the unaudited pro forma consolidated financial statements. The unaudited pro forma consolidated financial statements should be read in conjunction with such notes, the Company’s Annual Report on Form 10-K for the year ended September 30, 2006, as filed with the Commission on December 14, 2006, and the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2006, as filed with the Commission on February 7, 2007.
     The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have actually occurred if the disposition had been consummated as of the dates indicated, nor are they necessarily indicative of future operating results or financial position.

BROOKS AUTOMATION, INC.
PRO FORMA CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2006
(unaudited)
(In thousands, except share and per share data)

		Pro Forma	Pro Forma
	Historical	Adjustments	Total
Assets
Current assets
Cash and cash equivalents	$134,118	$123,000 (1)	$257,118
Marketable securities	33,956	—	33,956
Accounts receivable, net	120,177	2,000 (1)	122,177
Inventories, net	105,508	—	105,508
Current assets from discontinued operations	22,384	(22,384)	—
Prepaid expenses and other current assets	19,773	—	19,773

Total current assets	435,916	102,616	538,532

Property, plant and equipment, net	76,222	—	76,222
Long-term marketable securities	16,026	—	16,026
Goodwill	313,657	—	313,657
Intangible assets, net	88,388	—	88,388
Non-current assets from discontinued operations	42,065	(42,065)	—
Equity investment in Ulvac Cryogenics, Inc.	21,825	—	21,825
Other assets	5,598	—	5,598

Total assets	$999,697	$60,551	$1,060,248

Liabilities, minority interests and stockholders’ equity
Current liabilities
Current portion of long-term debt	$8	$—	$8
Accounts payable	65,108	—	65,108
Deferred revenue	7,872	—	7,872
Accrued warranty and retrofit costs	11,895	—	11,895
Accrued compensation and benefits	18,172	—	18,172
Accrued restructuring costs	5,981	—	5,981
Accrued income taxes payable	15,153	2,000 (2)	17,153
Current liabilities from discontinued operations	22,027	(22,027)	—
Accrued expenses and other current liabilities	16,177	7,097 (3)	23,274

Total current liabilities	162,393	(12,930)	149,463

Long-term debt	9	—	9
Accrued long-term restructuring	8,370	—	8,370
Non-current liabilities from discontinued operations	1,014	(1,014)	—
Other long-term liabilities	2,697	—	2,697

Total liabilities	174,483	(13,944)	160,539

Contingencies
Minority interests	230	—	230

Stockholders’ equity
Preferred stock, $0.01 par value, 1,000,000 shares authorized, no shares issued and outstanding	—	—	—
Common stock, $0.01 par value, 125,000,000 shares authorized, 75,561,192 shares issued and outstanding at December 31, 2006	756	—	756
Additional paid-in capital	1,765,475	—	1,765,475

Accumulated other comprehensive income	16,913	(2,113)	14,800
Accumulated deficit	(958,160)	76,608 (4)	(881,552)

Total stockholders’ equity	824,984	74,495	899,479

Total liabilities, minority interests and stockholders’ equity	$999,697	$60,551	$1,060,248

The accompanying notes are an integral part of these unaudited consolidated financial statements.

BROOKS AUTOMATION, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2006
(unaudited)
(In thousands, except per share data)

		Pro Forma		Pro Forma
	Historical	Adjustments		Total
Revenues
Product	$514,294	$(25,467	)(5)	$488,827
Services	178,576	(59,909	)(5)	118,667

Total revenues	692,870	(85,376)		607,494

Cost of revenues
Product	345,592	(2,891	)(5)	342,701
Services	102,494	(24,351	)(5)	78,143

Total cost of revenues	448,086	(27,242)		420,844

Gross profit	244,784	(58,134)		186,650

Operating expenses
Research and development	70,671	(25,028	)(5)	45,643
Selling, general and administrative	141,032	(24,611	)(5)	116,421
Restructuring charges	5,297	(1,040	)(5)	4,257

Total operating expenses	217,000	(50,679)		166,321

Income from continuing operations	27,784	(7,455)		20,329
Interest income	13,715	—		13,715
Interest expense	9,384	—		9,384
Equity in earnings of Ulvac Cryogenics, Inc.	985	—		985
Other (income) expense, net	3,193	(3,400	)(5)	(207)

Income from continuing operations before income taxes and minority interests	29,907	(4,055)		25,852
Income tax provision (benefit)	4,732	(1,339	)(5)	3,393

Income from continuing operations before minority interests	25,175	(2,716)		22,459
Minority interests in loss of consolidated subsidiary	(666)	—		(666)

Income from continuing operations	$25,841	$(2,716)		$23,125

Basic income per share from continuing operations	$0.36			$0.32
Diluted income per share from continuing operations	$0.36			$0.32
Shares used in computing earnings per share
Basic	72,323			72,323
Diluted	72,533			72,533
The accompanying notes are an integral part of these unaudited consolidated financial statements.

BROOKS AUTOMATION, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2005
(unaudited)
(In thousands, except per share data)

		Pro Forma		Pro Forma
	Historical	Adjustments		Total
Revenues
Product	$338,072	$(28,047	) (5)	$310,025
Services	125,674	(65,921	) (5)	59,753

Total revenues	463,746	(93,968)		369,778

Cost of revenues
Product	239,024	(4,881	) (5)	234,143
Services	64,586	(28,737	) (5)	35,849

Total cost of revenues	303,610	(33,618)		269,992

Gross profit	160,136	(60,350)		99,786

Operating expenses
Research and development	63,115	(26,528	) (5)	36,587
Selling, general and administrative	84,797	(25,396	) (5)	59,401
Restructuring charges	16,542	(6,123	) (5)	10,419

Total operating expenses	164,454	(58,047)		106,407

Loss from continuing operations	(4,318)	(2,303)		(6,621)
Interest income	9,284	—		9,284
Interest expense	9,469	—		9,469
Other (income) expense, net	(1,752)	—		(1,752)

Loss from continuing operations before income taxes and minority interests	(2,751)	(2,303)		(5,054)
Income tax provision (benefit)	5,204	(4,446	) (5)	758

Loss from continuing operations before minority interests	(7,955)	2,143		(5,812)
Minority interests in income of consolidated subsidiary	141	—		141

Loss from continuing operations	$(8,096)	$2,143		$(5,953)

Basic loss per share from continuing operations	$(0.18)			$(0.13)
Diluted loss per share from continuing operations	$(0.18)			$(0.13)
Shares used in computing loss per share
Basic	44,919			44,919
Diluted	44,919			44,919
The accompanying notes are an integral part of these unaudited consolidated financial statements.

BROOKS AUTOMATION, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2004
(unaudited)
(In thousands, except per share data)

		Pro Forma		Pro Forma
	Historical	Adjustments		Total
Revenues
Product	$402,252	$(44,972	) (5)	$357,280
Services	132,801	(74,607	) (5)	58,194

Total revenues	535,053	(119,579)		415,474

Cost of revenues
Product	244,894	(7,582	) (5)	237,312
Services	90,493	(42,455	) (5)	48,038

Total cost of revenues	335,387	(50,037)		285,350

Gross profit	199,666	(69,542)		130,124

Operating expenses
Research and development	66,266	(29,010	) (5)	37,256
Selling, general and administrative	90,227	(22,699	) (5)	67,528
Restructuring charges	5,356	(1,324	) (5)	4,032

Total operating expenses	161,849	(53,033)		108,816

Income from continuing operations	37,817	(16,509)		21,308
Interest income	4,984	—		4,984
Interest expense	9,492	—		9,492
Other (income) expense, net	911	—		911

Income from continuing operations before income taxes and minority interests	32,398	(16,509)		15,889
Income tax provision (benefit)	8,053	11,693	(5)	(3,640)

Income from continuing operations before minority interests	24,345	(4,816)		19,529
Minority interests in income (loss) of consolidated subsidiary	211	—		211

Income from continuing operations	$24,134	$(4,816)		$19,318

Basic income per share from continuing operations	$0.56			$0.45
Diluted income per share from continuing operations	$0.55			$0.44
Shares used in computing earnings per share
Basic	43,006			43,006
Diluted	43,573			43,573
The accompanying notes are an integral part of these unaudited consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
     The unaudited pro forma consolidated financial statements included herein have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in the financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.
1. BASIS OF PRO FORMA PRESENTATION
     On November 3, 2006, Brooks Automation, Inc. (“Brooks”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Applied Materials, Inc., a Delaware corporation (“Applied”). Under the terms of the Purchase Agreement, Brooks divested and sold its software division, Brooks Software, to Applied for $125 million in cash consideration. Brooks transferred to Applied substantially all of its assets primarily related to Brooks Software, including the stock of several subsidiaries engaged only in the business of Brooks Software, and Applied assumed certain liabilities related to Brooks Software. A portion of the cash consideration was placed in escrow to secure certain indemnification obligations of the Company and certain potential tax withholding obligations. In addition, the cash consideration is subject to a post-closing adjustment based on the net asset value of certain assets and liabilities transferred.
     Applied Materials is among Brooks’ largest customers for tool automation products.
     For a more complete description of the terms of the transaction, please refer to Item 2.01 above and to the Purchase Agreement, which is incorporated by reference as an exhibit to this Current Report on Form 8-K. The sale of Brooks Software closed on March 30, 2007 (the “Disposition”). Brooks presented the operating results of Brooks Software as discontinued operations in its financial statement disclosures beginning with its Quarterly Report on Form 10-Q for the quarter ended December 31, 2006. The unaudited proforma financial information for the years ended September 30, 2006, 2005 and 2004 is presented herein because Brooks Software has not been presented as discontinued operations in the Company’s consolidated financial statements for periods preceding the signing of the Purchase Agreement. As a result, the historical results have been adjusted on a pro forma basis to give effect to the Disposition.
     The unaudited pro forma consolidated balance sheet as of December 31, 2006 was prepared using the historical consolidated balance sheet data for the Company and adjustments as if the Disposition had been consummated on December 31, 2006. The unaudited pro forma consolidated statements of operations for the years ended September 30, 2006, 2005 and 2004 give effect to the Disposition as if it had occurred as of October 1, 2003.
2. PRO FORMA ADJUSTMENTS
     The unaudited pro forma consolidated balance sheet and statements of operations give effect to the following pro forma adjustments:
Balance Sheet
(1)	To reflect estimated net cash proceeds of approximately $125 million from the sale of Brooks Software as if the Disposition had occurred on December 31, 2006.

(2)	To reflect the estimated income tax liability related to the estimated gain on the Disposition.

(3)	To reflect estimated legal, consulting and other costs directly associated with the Disposition.

(4)	To reflect the estimated after-tax net gain of approximately $77 million related to the Disposition. The actual net gain to be reported in discontinued operations in the Company’s income statement is subject to change pending final determination of the working capital of Brooks Software, transaction costs and other adjustments.
Statements of Operations
(5)	To reflect the elimination of the financial results of Brooks Software and certain expenses incurred on behalf of Brooks Software transferred to Applied in connection with the Disposition that are included in the historical consolidated financial statements of the Company.

     (d) Exhibits
     The following Exhibit 2.1 is filed as a part of this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Asset Purchase Agreement dated as of November 3, 2006 between Brooks Automation, Inc. and Applied Materials, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on November 9, 2006).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.
/s/ Thomas S. Grilk
Thomas S. Grilk
Senior Vice President, General Counsel and Secretary

Date: April 5, 2007